                                                                   Exhibit 3-191
--------------------------------------------------------------------------------

Microfilm Number o           Filed with the Department of State on  FEB 03 1992

Entry Number 2074868                      [graphic omitted]
                           ----------------------------------------------------
                                    Acting Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION FOR PROFIT
                DSCB: 15-1306/2102/2303/2702/2903/7102A (Rev 90)


Indicate type of domestic corporation (check one):

|X| Business-stock 15 Pa.C.S. ss. 1306)                   |_| Management (15 Pa.C.S. ss. 2702)

|_| Business-nonstock (15 Pa.C.S. ss. 2102)               |_| Professional (15 Pa.C.S. ss. 2903)

|_| Business-statutory close (15 Pa.C.S. ss. 2303)        |_| Cooperative (15 Pa.C.S. ss. 7102A)


   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1. The name of the corporation is Innovative Health Care Marketing, Inc.

   -----------------------------------------------------------------------------

2. The (a) address of the corporations's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

          5601 Chestnut St., Philadelphia, PA   19139       Philadelphia
   (a) -------------------------------------------------------------------------
         Number and Street      City      State     Zip        County

   (b) c/o:---------------------------------------------------------------------
          Name of Commercial Registered Office Provider        County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provision of the Business Corporation Law of 1988

4. The aggregate number of shares authorized is: * * (other provisions, if any, attach 8 1/2 x 11 sheet)
   * * 1,000 shares of Common Stock, $1.00 par value per share

5. The name and address, including street and number, if any, of each incorporator is:

   Name                   Address

   Richard B. Pressma      1735 Market Street, 35th Floor Phila, PA 19103-7598
   -------------------     -----------------------------------------------------

   -------------------     -----------------------------------------------------

6. The specific effective date, if any, is:   N/A
                                           -------------------------------------
                                            month   day   year   hour, if any

7. Any additional provisions of the articles, if any, attach on 8 1/2 x 11 sheet. See Exhibit "A" attached hereto and made a part hereof.


     M. BURR KEIM COMPANY
(215) 568-8113 (800) 533-6113

DSCB:15-1306/2102/2303/2702/29037/7102A (Rev 90)-2

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation the 30th day of January 1992.

/s/ [graphic omitted]
--------------------------------------     ------------------------------------

        (Signature)                                 (Signature)

                                  EXHIBIT "A"
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                     INNOVATIVE HEALTH CARE MARKETING, INC.

7. In all elections for Directors, each shareholder entitled to vote shall be entitled to only one vote for each share held, it being intended hereby to deny to shareholders the right of cumulative voting in the election of Directors.


M. BURR KEIM COMPANY                       [graphic omitted]
(215) 563-813 (800) 533-8113

Microfilm Number              Filed with the Department of State on  AUG 03 1998

Entry Number 2074868                      [graphic omitted]
                           ----------------------------------------------------
                                    Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|X| Domestic Business Corporation (15 Pa. C.S. ss. 1507)       |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa. C.S. ss. 4144)        |_| Domestic Limited Corporation (15 Pa. C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)

   In compliance with the requirements of the applicable provision of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Innovative Health Care Marketing, Inc.

  -----------------------------------------------------------------------------

2. The (a) address of this corporations's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

       1635 Market Street, Philadelphia, PA         19139  Philadelphia
  (a) -------------------------------------------------------------------------
       Number and Street      City      State      Zip       County

        CT Corporation System
  (b) c/o: --------------------------------------------------------------------
        Name of Commercial Registered Office Provider        County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purpose.

3. (Complete part (a) or (b))

  (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       101 East State Street, Kennett Square, PA        19348   Chester
      -------------------------------------------------------------------------
       Number and Street        City         State       Zip    County

  (b) The registered office of the corporation or limited partnership shall be provided by:

      c/o: --------------------------------------------------------------------
           Name of Commercial Registered Office Provider      County

   For a corporation or a limited partnership represented by a commerical registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purpose.

 (PA. - 429 - 10/1/92)

AUG - 3 98 o

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was Authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July 1998.


                                   Innovative Health Care Marketing, Inc.
                                   --------------------------------------------
                                   Name of Corporation/Limited Partnership

                                   BY:       [graphic omitted]
                                       ----------------------------------------
                                                (Signature)

                                   TITLE: Vice President Office of the Chairman
                                          -------------------------------------
                                          and corporate Secretary

(PA.-429)